UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017 (December 5, 2017)

ENERGY 11, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55615	46-3070515
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                               Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01.  Other Events

On December 5, 2017, Energy 11, L.P. (the “Partnership”) filed a Form 8-K with the Securities and Exchange Commission with a letter it planned to issue to the holders of limited partner interest in the Partnership as of that date. Subsequent to the planned issuance date, the Partnership made revisions to the letter. The revised letter that will be issued to the holders of limited partner interest is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1                    Letter to Limited Partners, dated December 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 11, 2017

ENERGY 11, L.P.

		By:	/s/ David McKenney
David McKenney
Chief Financial Officer of Energy 11 GP, LLC